UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2023

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Signatures

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on November 18, 2022, Mr. Stetson and the Company entered into an agreement (the “Transition Agreement”) pursuant to which Mr. Stetson resigned as the Company’s chief executive officer as of the end of the day on December 31, 2022 and became the executive chair of the board on January 1, 2023. The Transition Agreement further provides that (a) Mr. Stetson will serve as executive chair until the end of the day on December 31, 2023, at which time his status as an employee of the Company is to terminate, and (b) on January 1, 2024, Mr. Stetson is to become non-executive chair of the board and will serve in that capacity until April 30, 2024.

On November 8, 2023, pursuant to the terms of the Transition Agreement, the company’s board of directors removed Mr. Stetson from the role of executive chair of the board, effective as of the end of the day on December 31, 2023, and it appointed him as non-executive chair of the board effective as of January 1, 2024.

The Transition Agreement provides that long term equity-based incentive awards previously granted to Mr. Stetson are eligible for pro-rated vesting, based upon his time in service during the pendency of these awards, should his employment terminate prior to the full vesting of these awards. On November 8, 2023, in connection with the board’s appointing Mr. Stetson as non-executive chair of the board, the compensation committee of the board determined, pursuant to its authority to administer the Company’s long term incentive programs, that, upon the completion of Mr. Stetson’s service as executive chair as of the end of the day on December 31, 2023, the pro-rata vesting of his outstanding incentive awards shall be calculated as if his separation date were instead December 31, 2024.

Upon becoming non-executive chair, Mr. Stetson’s compensation will be determined according to the Company’s Non-Employee Director Compensation Policy, as amended from time to time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Metallurgical Resources, Inc.

Date: November 8, 2023	By:	/s/ J. Todd Munsey
Name: J. Todd Munsey
Title: Chief Financial Officer